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                                 Exhibit 10.5.2

                           MAHASKA INVESTMENT COMPANY
                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

       Reference is hereby made to that certain Credit Agreement dated as of January 31, 1996, as amended (the "Credit Agreement"), between the undersigned, Mahaska Investment Company, an Iowa corporation (the "Borrower"), and you (the "Bank"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

       The Borrower has requested that the Bank waive the Borrower's non-compliance with Section 7.10 of the Credit Agreement (Dividends and Certain Other Restricted Payments) as of September 30, 1998, and increase the Commitment to $20,000,000, and the Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the "Amendment").

1.     WAIVER.

The Borrower has advised the Bank that as of September 30, 1998, it was not in compliance with Section 7.10 of the Credit Agreement (Dividends and Certain Other Restricted Payments). The Borrower has requested that the Bank waive the Borrower's non-compliance with Section 7.10 of the Credit Agreement as of September 30, 1998, and, by signing in the space provided for that purpose below, the Bank hereby agrees to waive compliane with the same for, and only for, the period ended on September 30, 1998. This waiver shall not become effective unless and until the conditions precedent set forth in Section 3 below have been satisfied.

2.     AMENDMENTS.

       Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

              2.1 Section 1.1 of the Credit Agreement shall have been amended by deleting the amount $"17,000,000" appearing therein and inserting the amount "$20,000,000" in lieu thereof.

              2.2 Exhibit A to the Credit Agreement shall have been amended in its entirety, and as amended it shall be restated to read as set forth on Exhibit A attached hereto and made a part hereof.





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3.     CONDITIONS PRECEDENT.

       The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

              3.1 The Borrower and the Bank shall have executed and delivered this Amendment, and the Borrower shall have executed and delivered to the Bank a replacement Note in the form attached hereto as Exhibit A.

              3.2 The Borrower shall have delivered to the Bank certified resolutions of the Borrower's Board of Directors authorizing its execution and delivery of this Amendment and replacement Note and the Borrower's performance thereunder in form and substance satisfactory to the Bank.

4.     REPRESENTATIONS.

       In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof, and after giving effect to the waiver set forth in Section 1 above, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

S.     MISCELLANEOUS.

       5.1 Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

       5.2 The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

       5.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

       This Fifth Amendment and Waiver to Credit Agreement is dated as of December 29, 1998.



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                                            MAHASKA INVESTMENT COMPANY

                                            By /s/ David A. Meinert
                                              ---------------------------------
                                               Its Executive Vice President

Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                            HARRIS TRUST AND SAVINGS BANK

                                            By /s/ Patrick A. Horne
                                              ---------------------------------
                                               Its Vice President






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